SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                          InterCounty Bancshares, Inc.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


                          InterCounty Bancshares, Inc.
________________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                          INTERCOUNTY BANCSHARES, INC.
                               48 N. South Street
                             Wilmington, Ohio 45177
                                 (513) 382-1441


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the 1997 Annual Meeting of Shareholders of InterCounty Bancshares, Inc. ("InterCounty"), will be held at 48 N. South Street, Wilmington, Ohio, on April 22, 1997, at 9:00 a.m., Eastern Time (the "Annual Meeting"), for the purpose of electing five directors of InterCounty for terms expiring in 1999 and transacting such other business as may properly come before the Annual Meeting or any adjournments thereof. Such matters are more completely set forth in the accompanying Proxy Statement.

     Only shareholders of InterCounty of record at the close of business on March 18, 1997, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                              By Order of the Board of Directors




April 7, 1997                                 James W. Foland, Secretary

                          INTERCOUNTY BANCSHARES, INC.
                               48 N. South Street
                             Wilmington, Ohio 45177
                                 (513) 382-1441


                                 PROXY STATEMENT


                                     PROXIES

     The enclosed Proxy is being solicited by the Board of Directors of InterCounty Bancshares, Inc. ("InterCounty"), an Ohio Corporation, for use at the 1997 Annual Meeting of Shareholders of InterCounty to be held at 48 N. South Street, Wilmington, Ohio, on April 22, 1997, at 9:00 a.m., Eastern Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder by a later dated proxy received by InterCounty before the Proxy is exercised or by giving notice of revocation to InterCounty in writing before the Annual Meeting or in open meeting. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

     Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted FOR the election of S. Craig Beam, James W. Foland, B. Anthony Williams, Darleen M. Myers and Robert A. Raizk as directors of InterCounty for terms expiring in 1999.

     Proxies may be solicited by the directors, officers and other employees of InterCounty in person or by telephone, telecopy, telegraph or mail only for use at the Annual Meeting, and such Proxies will not be used for any other meeting. The cost of soliciting Proxies will be borne by InterCounty.

     Only shareholders of record as of the close of business on March 18, 1997 (the "Voting Record Date"), are eligible to vote at the Annual Meeting and will be entitled to cast one vote for each share owned. InterCounty's records disclose that, as of the Voting Record Date, there were 1,542,075 votes entitled to be cast at the Annual Meeting.


                                  VOTE REQUIRED

     The five nominees receiving the greatest number of votes will be elected as directors. The presence, in person or by proxy, of a majority of the issued and outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Under Ohio law, shares held by a nominee for a beneficial owner which are represented in person or by proxy but which are not voted ("non-votes") are counted as present for purposes of establishing a quorum. Shares as to which the authority to vote is withheld and non-votes are not counted toward the election of directors or toward the election of the individual nominees specified on the form of proxy.

     This Proxy Statement is first being mailed to shareholders of InterCounty on or about April 7, 1997.

              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the only persons known to InterCounty to own beneficially more than five percent of InterCounty's outstanding common shares as of February 28, 1997:

                                                                    Percent of
Name and Address                        Amount Beneficially       Common Shares
of Beneficial Owner                           Owned(1)             Outstanding
________________________________________________________________________________

B. Anthony Williams(2)                       224,098(2)               14.5%
6172 U. S. 22 East
Wilmington, Ohio  45177

Brooke A. Williams                            85,621                   5.6%
148 E. 30th Street
Apartment 5D
New York, New York 10016

Dana L. Williams                              86,228                   5.6%
General Delivery
Telluride, Colorado 81435

Lynn A. Williams                              85,449                   5.5%
524 N. 27th Street
Richmond, Virginia 23223

Beth Ellingwood                               84,441                   5.5%
325 West Sixth Street
Columbus, Ohio  43201

Wilmington College                            83,632                   5.4%
Fife Avenue
Wilmington, Ohio  45177

The National Bank and Trust Company          354,852(3)                 23%
  and InterCounty Bancshares, Inc.
  Employee Stock Ownership Plan(3)
48 N. South Street
Wilmington, Ohio  45177

______________________

(1) Except as indicated for the shares held by the InterCounty Bancshares, Inc. Employee Stock Ownership Plan (the "ESOP"), the beneficial owner has sole voting and dispositive power.

(2) B. Anthony Williams is a director of InterCounty and The National Bank and Trust Company (the "Bank").

(3) Such shares are held by the Bank as Trustee for the ESOP. Pursuant to the ESOP, the Bank, as Trustee, has the power to vote in its sole discretion all ESOP shares that have not been allocated to the accounts of participants. At February 28, 1997, 95,087 shares had not been allocated. The Trustee may dispose of shares held in the ESOP Trust only under limited circumstances specified in the ESOP.

     The following table sets forth certain information with respect to the number of common shares of InterCounty beneficially owned by each director of InterCounty and each executive officer of InterCounty whose cash compensation during 1996 exceeded $100,000 and by all directors and executive officers of InterCounty as a group as of February 28, 1997:


                                           Amount and Nature of
                                           Beneficial Ownership

                                  Sole Voting and     Shared Voting and   Percent of Common
Name                              Investment Power    Investment Power    Shares Outstanding
____________________________________________________________________________________________
S. Craig Beam                            891              3,002                 .3%
George F. Bush                         2,655                -0-                 .2%
Charles L. Dehner                     30,202(1)          14,105(2)             2.9%
James W. Foland                        7,105                -0-                 .5%
Georgia H. Miller                        498                -0-                 -%
Darleen M. Myers                       4,234                -0-                 .3%
Robert A. Raizk                        2,260                -0-                 .1%
Timothy L. Smith                      40,683(3)          16,596(4)             3.7%
B. Anthony Williams                  224,098                -0-               14.5%
R. James Parker                        5,894(5)           2,940(6)              .6%
 All directors and officers
  of InterCounty as a group          328,237(7)          60,118(8)            21.3%
  (13 persons)

______________________

(1) Includes 21,700 shares that may be acquired currently upon the exercise of options.

(2) Consists of shares allocated to Mr. Dehner's ESOP account, with respect to which Mr. Dehner has voting but not investment power.

(3) Includes 30,302 shares that may be acquired currently upon the exercise of options.

(4) Consists of shares allocated to Mr. Smith's ESOP account, with respect to which Mr. Smith has voting but not investment power.

(5) Includes 3,500 shares that may be acquired currently upon the exercise of options.

(6) Consists of shares allocated to Mr. Parker's ESOP account, with respect to which Mr. Parker has voting but not investment power.

(7) Includes 5,611 shares owned with sole voting and investment power by four executive officers of the Bank, including Mr. Parker, who may be deemed to perform policy making functions for InterCounty and 10,320 shares that may be acquired currently by such persons upon the exercise of options.

(8) Includes 482 shares with respect to which the four executive officers share voting and investment power and 26,418 shares allocated to the ESOP accounts of such persons, with respect to which such persons have voting power.

                               BOARD OF DIRECTORS

Election of Directors

     The Articles of Incorporation of InterCounty provide for a Board of Directors consisting of not less than seven nor more than eleven directors, such number to be fixed or changed by the Board of Directors or the shareholders. The Board of Directors currently consists of nine directors divided into two classes. Each class serves for a two-year period. Each of the directors of InterCounty is also a director of the Bank.

     In accordance with Section 8.04 of the Articles of Incorporation of InterCounty, nominees for election as directors may be proposed only by the directors or by any shareholder entitled to vote for directors if such shareholder makes a timely notice to the Secretary of InterCounty. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of InterCounty not less than sixty days nor more than ninety days prior to the meeting; provided, however, that in the event that less than thirty-five days' notice or prior public disclosure of the date of the meeting is given or made to shareholders of an annual meeting held on a date other than the date fixed by the Code of Regulations of InterCounty, notice by the shareholder must be received not later than the close of business on the seventh day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth (a) as to each person who is not an incumbent director whom a shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of InterCounty which are beneficially owned by such person; and (iv) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice, (i) the name and record address of such shareholder and (ii) the class and number of shares of InterCounty which are beneficially owned by such shareholder. Such notice shall be accompanied by the written consent of each proposed nominee to serve as a director of InterCounty, if elected.

     The Board of Directors proposes the election of the following persons to terms which will expire in 1999:

                                            Position(s)            Director
Name                    Age(1)                 Held                 Since
________________________________________________________________________________

S. Craig Beam             45       Director                          1990

James W. Foland           75       Director and Secretary            1983

B. Anthony Williams       62       Director and Chairman of the      1981
                                   Board

Darleen M. Myers          64       Director                          1995

Robert A. Raizk           42       Director                          1995

______________________

(1)  As of February 28, 1997.


     If any nominee is unable to stand for election, the Proxies will be voted for such substitute as the Board of Directors recommends.

     The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                                                        Director       Term
Name                    Age(1)     Position(s) Held                       Since       Expires
__________________________________________________________________________________________________
George F. Bush            61       Director                               1988          1998

Charles L. Dehner         49       Director and Executive Vice            1989          1998
                                   President of InterCounty and the
                                   Bank and Treasurer of InterCounty

Georgia H. Miller         59       Director                               1990          1998


Timothy L. Smith          46       Director, Chief Executive Officer      1989          1998
                                   and President of InterCounty and
                                   the Bank
   ------------------------

   (1)    As of February 28, 1997.



     S. Craig Beam has been the President of Melvin Stone Company since 1989 and served as General Manager before being elected President. Mr. Beam is also the President of MC Trucking and a Trustee of Wilmington College.

     James W. Foland, the Secretary of InterCounty, was employed by the Bank from 1956 until his retirement as Senior Vice President in 1983.

     B. Anthony Williams has been Chairman of the Board of InterCounty since 1986. Mr. Williams is also self-employed in agribusiness.

     Darleen M. Myers is a Clinton County Commissioner. From 1993 to 1994, Ms. Myers served as the Director of the Rainbow Village Child Day Care Center, and from 1976 to 1993, she was an Extension Agent for The Ohio Cooperative Extension Services.

     Robert A. Raizk has been the President and Chief Executive Officer of The Wilmington Iron & Metal Co., Inc., since August 1990. From 1985 to 1990, Mr. Raizk was a commercial real estate broker with The Tipton Group, Inc.

     George F. Bush has been the President and owner of Bush Auto Place, Inc., since 1970 and Bush Leasing, Inc., since 1971. Mr. Bush is also a member of the Clinton Memorial Hospital Board of Directors.

     Charles L. Dehner has been the Executive Vice President of InterCounty since 1993, Treasurer of InterCounty since 1984 and Executive Vice President of the Bank since 1991. Mr. Dehner was Senior Vice President and Controller of the Bank from 1988 to 1991.

     Georgia H. Miller, formerly Manager of Volunteer Services and Patient Representative for Clinton Memorial Hospital, retired in 1993. Ms. Miller serves as a volunteer for Clinton Memorial Hospital and Auxiliary and is a guardian ad litem for the Juvenile Court of Clinton County. Ms. Miller is also a member of the Board of Habitat for Humanity.

     Timothy L. Smith has been the President and Chief Executive Officer of InterCounty and the Bank since 1989. From July 1988 until October 1989, Mr. Smith was a Senior Vice President and Senior Loan Officer of the Bank. He is also Chairperson of Chatfield College.

Meetings of Directors

     The Board of Directors of InterCounty met 12 times for regularly scheduled and special meetings during the fiscal year ended December 31, 1996. Each director attended at least 75% of such meetings of the Board of Directors.

     Each director of InterCounty is also a director of the Bank. The Board of Directors of the Bank met 12 times for regularly scheduled and special fiscal year ended December 31, 1996. Each director attended at least 75% of the aggregate of such meetings and all meetings of committees of the Board of Directors of the Bank of which such director was a member.

Committees of Directors

     The Board of Directors of InterCounty has no committees. The Board of Directors of the Bank has an Audit Committee, a Trust Policy Committee and a Compensation Committee, but no nominating committee.

     The Audit Committee is responsible for an annual examination of the Bank to determine whether the Bank is in a sound condition and whether adequate internal controls and procedures are being maintained and for reporting the results of the examination and recommendations for changes to the Board of Directors. The Committee may make such examination or cause the examination to be made by an auditor. The members of the Audit Committee are Messrs. Beam, Foland and Raizk and Ms. Miller. The Audit Committee met twice in 1996.

     The Trust Policy Committee is responsible for the review of the administration, policies, investment holdings, investment performance, operating results, earnings, conduct and reports of examinations and audits of the Trust Department. The members of such committee are Messrs. Bush, Dehner, Smith and Williams and Ms. Myers. The Trust Policy Committee met 11 times during 1996.

     The Compensation Committee recommends annually to the full Board of Directors the compensation for the Bank's executive officers. The members of the Compensation Committee are Messrs. Beam, Bush, Foland and Raizk and Mmes. Miller and Myers. The Compensation Committee met once in 1996.


                               EXECUTIVE OFFICERS

     The only executive officers of InterCounty are Messrs. Dehner, Foland, Smith and Williams.

     In addition to Mr. Smith and Mr. Dehner, the following persons are executive officers of the Bank and may be deemed to participate in policy making for InterCounty:

Name                  Age(1)     Positions Held During Last Five Years
________________________________________________________________________________

Andrew J. McCreanor    47        Senior Vice President, Director of Marketing
                                 and Customer Service; formerly Vice President,
                                 Branch Administrator

R. James Parker        58        Executive Vice President, Senior Loan Officer;
                                 prior to October 1991, Executive Vice President of Bank One of Cincinnati

Walter H. Rowsey       48        Senior Vice President, Branch Administrator;
                                 formerly Vice President, Loan Division Manager

Howard T. Witherby     41        Senior Vice President, Operations Division
                                 Manager; formerly Vice President

_____________________________

(1)  As of February 28, 1997.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

     The following table presents certain information regarding the cash compensation received by the chief executive officer of InterCounty and the Bank and each executive officer of InterCounty or the Bank whose cash compensation exceeded $100,000 during the fiscal years ended December 31, 1996, 1995 and 1994:


                           SUMMARY COMPENSATION TABLE

                                                                                     Long-Term Compensation
                                           Annual Compensation(1)                            Awards
                                     ____________________________________________________________________________
                                                                                    Restricted     Securities
                                                                   Other Annual       Stock        Underlying         All Other
Name and Principal Position    Year    Salary($)     Bonus($)     Compensation($)   Award(s)($)  Options/SARs(#)    Compensation($)
____________________________________________________________________________________________________________________________________
Timothy L. Smith               1996   $167,374(2)   $ 67,697        $ 400(5)           -0-             -0-/-0-       $  1,426(6)
   Chief Executive Officer,    1995    156,000(3)     43,036          401(5)           -0-           5,000/-0-         27,148
   President of                1994    138,000(4)     56,169          559(5)           -0-           3,253/-0-         21,007(8)
   InterCounty and Bank

Charles L. Dehner              1996    117,459(2)     35,257          520(5)           -0-             -0-/-0-          1,644(6)
   Treasurer,                  1995    109,795(9)     27,513          521(5)           -0-           3,500/-0-         24,387
   Executive Vice              1994    104,125(4)     29,290          521(5)           -0-             -0-/-0-         18,729(8)
   President of
InterCounty,
   Executive Vice President
   of Bank

R. James Parker                1996    110,834        35,917          685(5)           -0-             -0-/-0-          3,048(6)
   Executive Vice              1995    105,545        28,081          685(5)           -0-           3,500/-0-         21,322
   President, Senior Loan      1994    101,125        31,844          685(5)           -0-             -0-/-0-         17,211(8)
   Officer of Bank

_________________________


(1) Cash compensation does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to InterCounty and the Bank of providing such benefits to each of the executive officers listed above during the years ended December 31, 1996, 1995 and 1994, was less than 10% of the officer's cash compensation, and such cost for all executive officers as a group was less than 10% of the group's aggregate cash compensation.

(2)  Includes $6,625 of director's fees.

(3)  Includes $4,500 of director's fees.

(4)  Includes $3,000 of director's fees.

(5) Consists of amounts reimbursed to such executive officers for taxes paid on whole life insurance premiums paid for the benefit of such executive officers.

(6) Consists of premiums paid on whole life insurance for the benefit of the officer. At the latest practicable date, the number of shares to be allocated to the accounts of the ESOP participants for 1996 had not yet been determined.

(7) Consists of premiums paid in the amount of $1,426, $1,644 and $3,048 paid on whole life insurance for the benefit of Messrs. Smith, Dehner and Parker, respectively, and $25,722, $22,743, and $18,274 representing the aggregate value at the date of allocation of 967, 855 and 687 shares allocated to the ESOP accounts of Messrs. Smith, Dehner and Parker, respectively.

(Footnotes continued on next page)

(8) Consists of premiums in the amount of $1,426, $1,644 and $3,048 paid on whole life insurance for the benefit of Messrs. Smith, Dehner and Parker, respectively, and $19,581, $17,085 and $14,163 representing the aggregate value at the date of allocation of 918, 801 and 644 shares, respectively, allocated to the ESOP accounts of Messrs. Smith, Dehner and Parker, respectively.

(9)  Includes $4,250 of director's fees.

     The following table sets forth information regarding the number and value of unexercised options held at December 31, 1996, by the persons named in the Summary Compensation Table:

             Aggregated Option/SAR Exercises In Last Fiscal Year and
                           12/31/96 Option/SAR Values

                                                        Number of Securities Underlying      Value of Unexercised
                                                          Unexercised Options/SARs at    In-the-Money Options/SARs at
                                                                  12/31/96(#)                     12/31/96(1)
                       Shares Acquired       Value
Name                    on Exercise (#)   Realized($)      Exercisable/Unexercisable       Exercisable/Unexercisable
______________________________________________________________________________________________________________________
Timothy L. Smith             -0-              -0-                 24,702/11,551                $377,314/119,520
Charles L. Dehner            -0-              -0-                 17,500/7,000                 $275,011/ 77,284
R. James Parker              -0-              -0-                  2,800/4,200                  $31,948/ 28,882
____________________________


(1) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option. The figure represents the value of such options, determined by multiplying the number of unexercised options by the difference between the exercise price and the fair market value of InterCounty's common shares on December 31, 1996, of $27.25 per share for InterCounty's common shares at December 31, 1996. No established market for InterCounty's common shares existed at December 31, 1996, InterCounty's common shares are not traded on any securities exchange and the prices at which its shares are traded are not quoted by a national quotation service.

Defined Benefit Plan

     InterCounty sponsors a defined benefit pension plan (the "Pension Plan") covering all employees age 21 or older who have completed at least one year of service to InterCounty.

     Due to an amendment of the Pension Plan in 1989, the retirement benefit payable upon retirement at or after age 65 depends upon whether the employee had credited service with InterCounty or the Bank before September 30, 1989. If the employee had no credited service before September 30, 1989, the annual retirement benefit will be equal to (1) 1.25% of annual compensation for each plan year in which the employee was a participant in the Pension Plan and was credited with a year of service, plus (2) for each plan year in which the participant was credited with a year of service, 0.55% of that portion of the employee's annual compensation that was above the employee's "Social Security Covered Compensation," which is based upon the Social Security Taxable Wage Base published by the federal government and which is changed annually.

     If the employee had credited service before September 30, 1989, the annual retirement benefit will be equal to (1) an amount determined by applying the above formula for years of service after September 30, 1989; plus (2) the greater of (a) 60% of the employee's average monthly compensation for the five calendar years in which the employee's compensation was its highest preceding the employee's 65th birthday or September 30, 1989 (whichever is earlier), less 50% of the employee's primary Social Security benefits payable under Title II of the Federal Social Security Act, the difference of which is reduced proportionately for the number of years less than 30 that the employee worked; or (b) 1.5% of the employee's average monthly compensation for the three calendar years in which the employee's compensation was its highest preceding the employee's 65th birthday or September 30, 1989 (whichever is earlier); provided, however, that in making such computation in this clause (b), the employee's compensation for any calendar year after 1980 will not exceed the employee's 1980 calendar year compensation.

     Under either formula, the credited years of service will be limited to 30. In addition, for plan years beginning in 1987 through 1993, the term "compensation" means all compensation paid or accrued up to $200,000 per year, as adjusted for cost of living increases, and for years after 1993, "compensation" includes all compensation paid or accrued up to $150,000, as adjusted annually for cost of living increases.

     The estimated annual benefit payable at age 65 pursuant to the Pension Plan to each of Messrs. Smith, Dehner and Parker is $66,041, $52,736 and $27,003, respectively.

Director Compensation

     InterCounty does not pay director's fees. Each director of InterCounty who is not a full-time employee of the Bank currently receives for services as a director of the Bank a fee of $5,500 per year and $500 for each meeting of the Board of Directors attended. Directors of the Bank who are full-time employees of the Bank receive $3,000 per year and $375 for each meeting of the Board of Directors attended.

Compensation Committee Report

     InterCounty Bancshares, Inc. (the "Company"), is a bank holding company which directly owns all of the outstanding capital stock of The National Bank and Trust Company (the "Bank"). The Company's business consists primarily of the business of the Bank. The financial results of the Company depend primarily upon the Bank's financial results.

     The Compensation Committee of the Board of Directors of the Bank (the "Committee") is composed exclusively of non-employee directors. The Committee's philosophy is to tie executive compensation to the achievement of the Bank's goals and the resulting performance of the Company. The Committee reviews executive performance and compensation and makes recommendations to the full Board of Directors of the Bank for approval.

     The Committee's goal is to accomplish the following specific objectives through the use of base salary and incentive plans:

     (1) Motivate personnel to perform and succeed according to the goals outlined in the Bank's annual business plan;
     (2)  Retain key personnel  critical to the  long-term  success of the Bank;
          and
     (3) Utilize incentive plans, such as stock options, that reward executives for corporate success and align the interests of management with those of the shareholders;

     Base Salary. Base Salary is the foundation of the Bank's compensation program, providing income on which the executive can rely, but which is not so large as to eliminate the executive's motivation to work hard to increase shareholder value. An executive's base salary is directly related to his or her position, job responsibilities, performance and contribution to the Bank's success. The Committee reviews peer group information with respect to compensation and company performance on a regional and national basis to ensure salaries are competitive and in line with the industry.

     Incentive Plan. The Bank also has an incentive compensation plan pursuant to which awards are based on the Bank's achievement of predetermined goals relating to return on average equity and return on average assets, and on the participant's achievement of goals relating to his or her individual contributions to the Bank. Threshold, target and maximum goals for corporate performance are generally established at the beginning of each fiscal year.

     All awards are established as a percentage of each participant's base salary. Awards differ due to the contribution of the individual to the Bank's success. Participants (except the Chief Executive Officer) earn awards by achieving individual goals and assisting in achieving the Bank's goals. The more control and influence a participant has on either individual goals or Bank goals, the greater the participant's weighting on that particular factor. The Chief Executive Officer's incentive plan awards are based solely on the achievement of the Bank's goals.

     If individual goals are achieved but the Bank fails to achieve its goals, no incentive award will be made to any participant.

     Stock Options. The Committee annually reviews the appropriateness of granting stock options to senior management. The purposes of this long-term incentive compensation are to provide an incentive to officers and key employees to promote the success of the business and thereby increase shareholder value, and to attract and retain the best available personnel. The Committee grants options based on an individual's performance and contribution to the Bank's success. All options granted to date have a term of 10 years and may be first exercised to the extent of one-fifth each year for the first five years after the date of grant.

     CEO Compensation. Timothy L. Smith has been the President and the Chief Executive Officer ("CEO") of the Company since October 1989. The Committee used the executive compensation policy described above to determine Mr. Smith's compensation.

     In setting the base salary, cash incentive award and amount of stock options, the Committee made an overall assessment of Mr. Smith's leadership in achieving the Bank's long-term strategic and business goals. The Bank achieved its corporate goals, including those related to return on equity and return on assets, and Mr. Smith was determined to have contributed substantially to the Bank's success.


                  Compensation Committee

           S. Craig Beam         Georgia H. Miller
           George F. Bush        Darleen M. Myers
           James W. Foland       Robert A. Raizk


Compensation Committee Interlocks and Insider Participation

     The Board of Directors of the Bank has a Compensation Committee whose members are Messrs. Beam, Bush, Foland and Raizk and Mmes. Myers and Miller. None of such persons are employees of the Bank or InterCounty.

Performance Graph

     The following line graph compares the yearly percentage change in InterCounty's cumulative total shareholder return against the cumulative return of a broad index of The Nasdaq National Market and an index of banks with total assets of $250 million to $500 million. The graph assumes the investment of $100 on November 30, 1993. Cumulative total shareholder return is measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the price of InterCounty's common shares at the end and at the beginning of the measurement period; by (ii) the price of InterCounty's common shares at the beginning of the measurement period.

             [Performance Graph Represented by the Following Chart]


                                  Period Ending

                            11/30/93       6/30/94        12/31/94       6/30/95       12/31/95         6/30/96       12/31/96
______________________________________________________________________________________________________________________________
InterCounty Bancshares,
   Inc.                      100.00        100.62          123.63        127.20         129.59          161.85         148.49
NASDAQ - Total US            100.00         93.86          100.47        125.28         142.08          160.88         174.76
SNL Banks ($250M to
   $500M) Index              100.00        110.16          109.04        124.40         147.16          162.96         191.08


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Bank occasionally makes loans of various types to directors, officers and employees of the Bank. Any of such loans outstanding during the last two years were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Bank customers and did not involve more than the normal risk of collectibility or present other unfavorable features.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the federal securities laws, InterCounty's directors and executive officers and persons holding more than ten percent (10%) of the common shares of InterCounty are required to report their ownership of common shares and changes in such ownership to the Securities and Exchange Commission (the "SEC") and InterCounty. The SEC has established specific due dates for such reports. Based upon a review of such reports, InterCounty must disclose any failures to file such reports timely in Proxy Statements used in connection with annual meetings of shareholders. The ESOP failed to timely file three reports over the last three years, and Messrs. Beam and Raizk filed Forms 4 late in 1996.

                                    AUDITORS

     The Board of Directors has selected J.D. Cloud & Co. as the auditors of InterCounty for the current fiscal year. J.D. Cloud & Co. has audited the books of InterCounty since 1982. Management expects that a representative of J.D. Cloud & Co. will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

                 PROPOSALS OF SECURITY HOLDERS AND OTHER MATTERS

     Any proposals of shareholders intended to be included in InterCounty's proxy statement for the 1998 Annual Meeting of Shareholders should be sent to InterCounty by certified mail and must be received by InterCounty not later than December 2, 1997.

     Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                              By Order of the Board of Directors





April 7, 1997                                 James W. Foland, Secretary

                                 REVOCABLE PROXY


                          INTERCOUNTY BANCSHARES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 1997

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder(s) of common shares of InterCounty Bancshares, Inc. (the "Company"), hereby constitutes and appoints George F. Bush, Charles L. Dehner, Georgia H. Miller and Timothy L. Smith, or any of them, the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to attend the Annual Meeting of Shareholders of the Company to be held on April 22, 1997, at 48 N. South Street, Wilmington, Ohio, at 9:00 a.m., Eastern Time, and at any adjournment or adjournments thereof, and to vote all of the common shares of the Company which the undersigned is entitled to vote at such Annual Meeting or at any adjournment or adjournments thereof on each of the following proposals, which are described in the accompanying Proxy Statement:

1. The election of five (5) directors to serve for a term of two (2) years each.

     ______ FOR election as directors     ______ WITHHOLD AUTHORITY
            of the Company of all the            to vote for all nominees listed
            nominees listed below                below.
            (except as marked to the
            contrary below).*

                                S. Craig Beam
                                James W. Foland
                                B. Anthony Williams
                                Darleen M. Myers
                                Robert A. Raizk

          *(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above).

2. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

     All proxies previously given by the undersigned are hereby revoked. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the April 22, 1997, meeting.



                              Please sign exactly as your name appears hereon. When shares are registered in two names, both shareholders should sign. When signing as executor, administrator, trustee, guardian, attorney or agent, please give full title as such. If the shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If the shareholder is a partnership, please sign in partnership name by authorized person. (Please note any change of address on this proxy.)


                              __________________________________________________
                              Signature of Shareholder(s)



                              __________________________________________________
                              Signature of Shareholder(s)


                              Dated:  ______________________, 1997


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERCOUNTY BANCSHARES, INC. PLEASE FILL IN, DATE, SIGN AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

If you plan to attend the Annual Meeting, please check here. ____